UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MultiPlan Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

MULTIPLAN CORPORATION 115 FIFTH AVENUE NEW YORK, NY 10003	Your Vote Counts! MULTIPLAN CORPORATION 2021 Annual Meeting Vote by May 26, 2021 11:59 PM EDT

D44471-P52728

You invested in MULTIPLAN CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.  This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.

Get informed before you vote
View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 27, 2021 11:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/MPLN2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of the four Class I nominees named in the proxy statement to our Board of Directors.
Nominees:
	01)	Paul D. Emery	For
	02)	C. Martin Harris
	03)	Mark H. Tabak
	04)	William L. Veghte
2.	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2021.		For
3.	Advisory vote to approve the compensation of our named executive officers.		For
4.	Advisory vote on the frequency of holding future advisory votes to approve the compensation of our named executive officers.		Year
NOTE: Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D44472-P52728